UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007 (March 1, 2007)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 1, 2007, each of the named executive officers listed below (the “Named Executive Officers”) entered into a Performance Share Award Agreement (each, an “Agreement”) with respect to the following target number of performance shares:

Target Number of Performance
Named Executive Officer	Shares
Aubrey B. Patterson	21,700
L. Nash Allen, Jr.	1,440
James V. Kelley	10,700
Michael L. Sappington	1,440
W. Gregg Cowsert	1,680
     The Board of Directors of BancorpSouth, Inc. (“BancorpSouth”) approved the grant of the performance share awards under the 1994 Stock Incentive Plan to certain key employees, including the Named Executive Officers, on January 23, 2007. Pursuant to the terms of the Agreement, each Named Executive Officer is entitled to receive shares of BancorpSouth common stock for the performance shares to the extent the performance shares are earned and vested. The performance shares will be earned based on BancorpSouth’s achievement of certain performance goals as of December 31, 2008 and will become fully vested on January 1, 2010 or earlier in the event of termination of the Named Executive Officer as the result of death or disability, upon retirement on or after age 65 or in connection with a change in control, as set forth in the Agreement. The performance goals are based on the cumulative earnings per share, on a diluted basis, and the average deposits and other funding sources for the performance period from January 1, 2007 through December 31, 2008. Pursuant to the Agreement, the target cumulative earnings per share, on a diluted basis, is $3.57 and the target average deposits and other funding sources is $11.589 billion. The number of performance shares earned by a Named Executive Officer will be calculated via a matrix by plotting 90% to 110% of average deposits and other funding sources versus 90% to 115% of earnings per share, on a diluted basis.
     The information presented in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 — Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit 10.1	1994 Stock Incentive Plan (incorporated by reference from an exhibit to BancorpSouth’s Annual Report on Form 10-K for the year ended December 31, 1998, file number 1-12991)

Exhibit 10.2	Form of Performance Share Award Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: March 6, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	1994 Stock Incentive Plan (incorporated by reference from an exhibit to BancorpSouth’s Annual Report on Form 10-K for the year ended December 31, 1998, file number 1-12991)

10.2	Form of Performance Share Award Agreement

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